UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Kartoon Studios, Inc.

(Name of Registrant as Specified In Its Charter)

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Kartoon Studios, Inc.

190 N. Canon Drive, 4th Floor

Beverly Hills, California 90210

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 23, 2024

This proxy statement supplement (this “Supplement”), dated April 10, 2024, supplements the definitive proxy statement (the “Proxy Statement”) filed by Kartoon Studios, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2024, and made available to the Company’s stockholders in connection with the solicitation of proxies by the board of directors of the Company (the “Board”) for the 2024 annual meeting of stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Updated Information Regarding Proposal 4

The New York Stock Exchange (“NYSE”) notified the Company of the NYSE’s ruling that Proposal 4 in the Proxy Statement (to approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3, which is the proposal to approve a proposed amendment to the Kartoon Studios, Inc 2020 Incentive Plan (the “2020 Plan”) to increase the aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan) is a “non-routine” matter under NYSE rules. Therefore, brokerage firms may not vote uninstructed shares regarding Proposal 4.

The Proxy Statement previously advised stockholders that Proposal 4 is a discretionary or “routine” matter. As a result of NYSE’s ruling, the following subsections of the section titled “Important Information About The Annual Meeting and Voting” contained in the Proxy Statement are hereby amended and restated in their entirety to read as follows:

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on matters that are deemed “routine,” such as the proposal to ratify the appointment of the auditors (Proposal 2). Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2024, the Audit Committee of our board of directors will reconsider its selection.

Proposal 3: Approve the Proposed Amendment to the 2020 Plan to Increase the Aggregate Number of Shares of Common Stock Available for Issuance under the 2020 Plan by 5,000,000 shares and Extend the Duration of the 2020 Plan	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required for approval of the proposed amendment to the 2020 Plan to increase the aggregate number of shares of Common Stock available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the vote of this proposal.

Proposal 4: Approve the Proposal to Adjourn the Annual Meeting to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Meeting to Adopt Proposal 3	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the vote of this proposal.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current. The Proxy Statement contains important additional information. This Supplement should be read in conjunction with the Proxy Statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On April 5, 2024, the Company filed the Proxy Statement and definitive form of proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at www.proxyvote.com.

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